UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2008

GUARANTY FINANCIAL GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	74-2421034
(State or other jurisdiction of incorporation or organization)	001-33661	(I.R.S. Employer Identification No.)

1300 MoPac Expressway South

Austin, Texas 78746

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (512) 434-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On February 11, 2008, Guaranty Financial Group Inc. will make a presentation at the Goldman Sachs Small/Mid Cap Financial Services Symposium in New York, New York. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Presentation by Guaranty Financial Group Inc. at the Goldman Sachs Small/Mid Cap Financial Services Symposium on February 11, 2008

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY FINANCIAL GROUP INC.
Date: February 11, 2008	By:	/s/ Ronald D. Murff
		Name:	Ronald D. Murff
		Title:	Senior Executive Vice President

EXHIBIT INDEX

Exhibit	Description	Page
99.1	Presentation by Guaranty Financial Group Inc. at the Goldman Sachs Small/Mid Cap Financial Services Symposium on February 11, 2008	4